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                                                                  EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF MARCH 6, 2001

                                  BY AND AMONG


                           KEY ENERGY SERVICES, INC.,


         Yale E. Key, Inc.; Key Energy Drilling, Inc.; WellTech Eastern, Inc.; Odessa Exploration Incorporated; Kalkaska Oilfield Services, Inc.; Well-Co Oil Service, Inc.; Patrick Well Service, Inc.; Ram Oil Well Service, Inc.; Rowland Trucking Co., Inc.; Landmark Fishing & Rental, Inc.; Dunbar Well Service, Inc.; Frontier Well Service, Inc.; Key Rocky Mountain, Inc.; Key Four Corners, Inc.; Jeter Service Co.; Jeter Well Service, Inc.; Jeter Transportation, Inc.; Industrial Oilfield Supply, Inc.; Brooks Well Servicing, Inc.; Updike Brothers, Inc.; J.W. Gibson Well Service Company; Key Energy Services -- South Texas, Inc.; Key Energy Services -- California, Inc.; Watson Oilfield Service & Supply, Inc.; WellTech Mid-Continent, Inc.; Dawson Production Management, Inc.; Dawson Production Taylor, Inc.; Dawson Production Acquisition Corp.; and Dawson Production Partners, L.P.

                                       AND

                              LEHMAN BROTHERS INC.

                            BEAR, STEARNS & CO. INC.






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     This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of March 6, 2001, by and among Key Energy Services, Inc., a Maryland corporation (the "COMPANY"), Yale E. Key, Inc., a Texas corporation; Key Energy Drilling, Inc., a Delaware corporation; WellTech Eastern, Inc., a Delaware corporation; Odessa Exploration Incorporated, a Delaware corporation; Kalkaska Oilfield Services, Inc., a Michigan corporation; Well-Co Oil Service, Inc., a Nevada corporation; Patrick Well Service, Inc., a Kansas corporation; Ram Oil Well Service, Inc., a New Mexico corporation; Rowland Trucking Co., Inc., a New Mexico corporation; Landmark Fishing & Rental, Inc., an Oklahoma corporation; Dunbar Well Service, Inc., a Colorado corporation; Frontier Well Service, Inc., a Wyoming corporation; Key Rocky Mountain, Inc., a Delaware corporation; Key Four Corners, Inc., a Delaware corporation; Jeter Service Co., an Oklahoma corporation; Jeter Well Service, Inc., an Oklahoma corporation; Jeter Transportation, Inc., an Oklahoma corporation; Industrial Oilfield Supply, Inc., an Oklahoma corporation; Brooks Well Servicing, Inc., a Delaware corporation; Updike Brothers, Inc., a Wyoming corporation; J.W. Gibson Well Service Company, a Delaware corporation; Key Energy Services -- South Texas, Inc., a Delaware corporation; Key Energy Services -- California, Inc., a Delaware corporation; Watson Oilfield Service & Supply, Inc., a Delaware corporation; WellTech Mid-Continent, Inc., a Delaware corporation; Dawson Production Management, Inc., a Delaware corporation; Dawson Production Taylor, Inc., a Delaware corporation; Dawson Production Acquisition Corp., a Delaware corporation; and Dawson Production Partners, L.P., a Delaware limited partnership (collectively, the "GUARANTORS") and Lehman Brothers Inc. and Bear, Stearns & Co. Inc. (together, the "INITIAL PURCHASERS") who have agreed pursuant to the Purchase Agreement (as defined below) to purchase severally and not jointly $175,000,000 in aggregate principal amount of the Company's 8 3/8% Senior Notes due 2008 (the "NOTES").

         This Agreement is made pursuant to the Purchase Agreement, dated March 1, 2001 (the "PURCHASE AGREEMENT"), by and among the Company, the Guarantors and the Initial Purchasers relating to the purchase by the Initial Purchasers of the Notes.

         In order to induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights for the Notes set forth in this Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated March 6, 2001, relating to the Notes and the New Notes (the "INDENTURE") between the Company, the Guarantors and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "TRUSTEE").

         The parties hereby agree as follows:

SECTION 1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACT:  The Securities Act of 1933, as amended.

         AFFILIATE:  As defined in Rule 144 of the Act.

         BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

         BUSINESS DAY:  As defined in the Exchange Act.

         CERTIFICATED SECURITIES:  Definitive Notes as defined in the Indenture.

         CLOSING DATE:  The date hereof.

         COMMISSION:  The Securities and Exchange Commission.

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         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of the delivery by the Company to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Notes tendered by Holders thereof pursuant to the Exchange Offer in accordance with the terms of this Agreement.

         CONSUMMATION DEADLINE:  As defined in Section 3(a) hereof.

         EFFECTIVENESS DEADLINE:  As defined in Section 3(a) and 4(a) hereof.

         EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

         EXCHANGE OFFER: The offer by the Company to exchange and issue a principal amount of New Notes (which issuance shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of the Notes that are tendered by such Holders in connection with such offer to exchange and issue in accordance with the terms and conditions of this Agreement.

     EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

         FILING DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

         HOLDERS:  As defined in Section 2 hereof.

         NEW NOTES: The Company's 8 3/8% Senior Notes due 2008, identical in all material respects to the Notes, to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

         REGISTRATION DEFAULT:  As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Company and the Guarantors relating to (a) an offering of New Notes pursuant to the Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is or has been filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     REGULATION S: Regulation S promulgated under the Act.

     RULE 144: Rule 144 promulgated under the Act.


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         SHELF REGISTRATION EFFECTIVENESS DEADLINE.  As defined in Section 4 hereof.

         SHELF REGISTRATION FILING DEADLINE.  As defined in Section 4 hereof.

         SHELF REGISTRATION STATEMENT:  As defined in Section 4 hereof.

         SUSPENSION NOTICE:  As defined in Section 6(d) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section
77aaa-77bbbb) as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: (a) Each Note, until the earliest to occur of (i) the date on which such Note is exchanged in the Exchange Offer for a New Note that is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Note has been disposed of pursuant to a Shelf Registration Statement, or (iii) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act and (b) each New Note held by a Broker-Dealer until the date on which such New Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

         UNIVERSAL SHELF REGISTRATION STATEMENT. As defined in Section 10(l) hereof.

SECTION 2. HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person is the holder of record of Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors (i) will use their reasonable best efforts to (A) cause the Exchange Offer Registration Statement to be filed with the Commission no later than 60 days after the Closing Date (such 60th day being the "FILING DEADLINE"), (B) to cause such Exchange Offer Registration Statement to become effective no later than 150 days after the Closing Date (such 150th day being the "EFFECTIVENESS DEADLINE"), (C) in connection with the foregoing, (1) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (2) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (3) cause all necessary filings, if any, in connection with the registration and qualification of the New Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (D) subject to Section 6(d) hereof, following the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer within 180 days after the Closing Date (such 180th day being the "CONSUMMATION DEADLINE"), or (ii) on or prior to the Filing Deadline referred to in clause (i) above, give written notice to the Initial Purchasers, in the form provided for in Exhibits B1 and B2 hereto, of the Company's election to effect the Exchange Offer by means of the Universal Shelf Registration Statement, in which case the requirements set forth in clauses 3(a)(i)(A), 3(a)(i)(B) and 3(a)(i)(C)(1) above shall not apply and the term "Exchange Offer Registration Statement" as used in this Agreement shall mean, where applicable, the Universal Shelf Registration Statement. The Exchange Offer Registration Statement shall be on the appropriate form permitting (i) registration of the issuance of New Notes to be offered in exchange for the Notes that are Transfer Restricted Securities and (ii) resales of New Notes by any Broker-Dealer that tendered into the Exchange Offer Notes that such Broker-Dealer acquired for its own account as


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a result of market making activities or other trading activities (other than
Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

         (b) Subject to Section 6(d) hereof, the Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. Subject to
Section 6(d) hereof, the Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer to be Consummated by the Consummation Deadline.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the SHEARMAN & STERLING no-action letter (available July 2, 1993).

         Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any New Notes received by such Broker-Dealer in the Exchange Offer, the Company and the Guarantors shall, subject to Section 6(d) hereof, permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of New Notes by Broker-Dealers, the Company and the Guarantors agree, subject to Section 6(d) hereof, to use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

         (a) SHELF REGISTRATION. If (i) the Exchange Offer is not permitted by applicable law or Commission policy (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(i) hereof and, if applicable, this Section 4(a) hereof) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation Deadline (and the Company does not reasonably object based on advice of counsel with respect to applicable law) that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Notes acquired by it in the Exchange Offer to the public without


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delivering a prospectus and the Prospectus contained in the Exchange Offer
Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:

               (x) subject to Section 6(d) hereof, cause to be filed, on or before 90 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed or used as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above (such earlier date, the "SHELF REGISTRATION FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities, and

               (y) subject to Section 6(d) hereof, shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or before 150 days after the Shelf Registration Filing Deadline (such 150th day the "SHELF REGISTRATION EFFECTIVENESS DEADLINE").

         If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above or elected to use the Universal Shelf Registration Statement in accordance with the terms of
Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement or the election to use the Universal Shelf Registration Statement shall be deemed to satisfy the requirements of clause (x) above; PROVIDED that, in such event, the Company shall remain obligated to meet the Shelf Registration Effectiveness Deadline.

         To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use their respective reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

         (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless such Holder shall have provided all such information in writing within the 20-day period referred to above. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES


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         If (i)(A) the Exchange Offer Registration Statement required by this
Agreement is not filed with the Commission on or before the applicable Filing Deadline and (B) the Company has not given notice of its election to effect the Exchange Offer by means of the Universal Shelf Registration Statement, as provided for in Section 3(a)(ii) hereof, (ii) the Company has not made the election described in Section (3)(a)(ii) hereof and the Exchange Offer Registration Statement has not been declared effective by the Commission on or before the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or before the Consummation Deadline, (iv) subject to Section 6(d) hereof, the Shelf Registration Statement has not been filed with the Commission on or before the Shelf Registration Effectiveness Deadline or if the Shelf Registration Statement has not been declared effective by the Commission, or (v) subject to Section 6(d) hereof, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.20 per week per $1,000 principal amount of Transfer Restricted Securities; PROVIDED that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, upon fulfilling the obligation that gave rise to the obligation of the Company to pay liquidated damages as provided above, the accrual of liquidated damages shall cease.

         All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Company and the Guarantors shall, subject to Section 6(d) hereof, (x) comply, in all material respects, with all applicable provisions of Section 6(c) below, (y) use their respective reasonable best efforts to effect such exchange and to permit the resale of the New Notes by Broker-Dealers that tendered in the Exchange Offer and (z) comply with all of the following provisions:

              (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to either (i) seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities or (ii) make available a Shelf Registration Statement pursuant to and within the time periods prescribed in
         Section 4(a) hereof. If the Company and the Guarantors elect to proceed under clause (i) above, the Company and the


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         Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level, and the Company and the Guarantors hereby further agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

              (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, before the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in the Exchange Offer and (C) it is acquiring the New Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer, each Holder using the Exchange Offer to participate in a distribution of the New Notes shall acknowledge and agree that, if the resales are of New Notes obtained by such Holder in exchange for Notes acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

              (iii) Unless the Company has elected to effect the Exchange Offer by means of the Universal Shelf Registration Statement as provided for in Section 3(a)(ii) of this Agreement, before effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall, upon request by the Commission, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the New Notes to be received in the Exchange
         Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange
         Offer is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.


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         (b)  SHELF REGISTRATION STATEMENT. In connection with the Shelf
         Registration Statement, the Company and the Guarantors shall:

              (i) subject to Section 6(d) hereof, comply, in all material respects, with all the provisions of Section 6(c) below and use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

              (ii) upon the request of any Holder or purchaser of Notes covered by any Shelf Registration Statement contemplated by this Agreement, cause to be issued New Notes having an aggregate principal amount equal to the aggregate principal amount of Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register the resale of the Notes on the Shelf Registration Statement for this purpose and cause the New Notes that have been registered under the Shelf Registration
         Statement to be issued to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

         (c) GENERAL PROVISIONS. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Guarantors shall:

              (i) subject to Section 6(d) hereof, use their respective reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall subject to Section 6(d) hereof, file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

              (ii) subject to Section 6(d) hereof, prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; subject to Section 6(d) hereof, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;


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              (iii) advise each Holder promptly and, if requested by such
         Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement (other than a Prospectus Supplement relating solely to the resale of Transfer Restricted Securities under a Registration Statement) or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective (other than the Universal Shelf Registration Statement itself, but including any post-effective amendment thereto), (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
         (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

              (iv) subject to Section 6(c)(i) and Section 6(d) hereof, if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (v) furnish to each Holder promptly after the time of filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements (excluding the filing of the Universal Shelf Registration Statement, which occurred before the date of this Agreement, and excluding Prospectus supplements relating solely to the resale of Transfer Restricted Securities under a Registration Statement) to any such Registration Statement or Prospectus (excluding all documents incorporated by reference).

              (vi) make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holders, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto after the filing thereof and before its effectiveness (or, in the case of the Universal Shelf
         Registration Statement, after the
         election pursuant Section 3(a)(ii) hereof and before the commencement of the Exchange Offer);

              (vii) subject to Section 6(d) hereof, if requested by any Holders, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities and the use of the Registration Statement or Prospectus for market making activities; and subject to Section 6(d) hereof, make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

              (viii) furnish to each Holder upon request, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

              (ix) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law and subject to Section 6(d) hereof) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

              (x) upon the reasonable request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any Registration Statement but, in the case of a Shelf Registration Statement, only in connection with an underwritten public offering for a minimum of $50,000,000 principal amount of Notes. In such connection, the Company and the Guarantors shall:

              (A) upon request of any Holder, furnish (or in the case of paragraphs (2) and (3), use their respective reasonable best efforts to cause to be furnished) to each Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration
           Statement:

                     (1) a certificate, dated such date, signed on behalf of the Company and each Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in Sections 1, 7(h), 7(i) and 7(j) of the Purchase Agreement and such other similar matters as such Holder may reasonably request;

                     (2) an opinion, dated the date of Consummation of the Exchange Offer or date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters similar to those set forth in paragraph (d) of Section 7 of the Purchase Agreement and such other matters as such Person may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and has considered the matters required to be stated therein and the statements contained therein, such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange
              Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                     (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(f) of the Purchase Agreement; and

              (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company and the Guarantors pursuant to this clause (x);

              (xi) before any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

              (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days before such sale of Transfer Restricted Securities;

              (xiii) use their respective reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

              (xiv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities (unless the Company has elected to use the Universal Shelf Registration Statement in accordance with the terms of this Agreement, in which case not later than the commencement of the Exchange Offer) and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company;

              (xv) otherwise use their respective reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

              (xvi) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement (unless the Company has elected to use the Universal Shelf Registration Statement in accordance with the terms of this Agreement, in which case not later than the commencement of the Exchange Offer) and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

              (xvii) provide promptly to each Holder and affiliated market maker, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

         (d) RESTRICTIONS ON HOLDERS. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the

Company that the use of the Prospectus may be resumed (in each case, the "RECOMMENCEMENT DATE", with each such period of time from the Suspension Notice until the Recommencement Date being referred to herein as a "Black Out Period"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession that have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. If the Company issues a Suspension Notice after commencement but before completion of the Exchange Offer, then the Exchange Offer will be suspended immediately until the Recommencement Date. On the Recommencement Date, the Exchange Offer will recommence and will remain effective for the periods set forth in Section 3(b) as if the Exchange Offer had commenced on the Recommencement Date. Notwithstanding the provisions of Section 5 hereof, no liquidated damages shall accrue pursuant to clauses (iv) and (v) of Section 5 hereof during any Black Out Period or during the period the Company is seeking a no-action letter or other favorable decision pursuant to Section 6(a)(i) hereof.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Notes to be issued in the Exchange Offer and printing of Prospectuses whether for exchanges, sales, market making or otherwise), messenger and delivery services and telephone;
(iv) all fees and disbursements of counsel for the Company and the Guarantors; (v) all application and filing fees in connection with listing the New Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

         (b) In connection with any Registration Statement required by this Agreement, the Holders of Transfer Restricted Securities who are tendering Notes into the Exchange Offer and/or selling or reselling Notes or New Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, shall be responsible for all of their expenses incurred including the fees and disbursements of its counsel.

SECTION 8. INDEMNIFICATION

         (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any purchaser of the New

Notes or of the registered Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors set forth in section (a) above, but only with reference to information relating to such Holders furnished in writing to the Company by such Holders expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds
(i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b)
(the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) failed to include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company and the Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action
(i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than 20 Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent that the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) hereof but also the relative fault of the Company and the Guarantors, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this Section 8(d), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given use to such losses, claims, damages, liabilities or judgments.

         The Company, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amounts of Transfer Restricted Securities held by each Holder.

SECTION 9. RULE 144A AND RULE 144

         The Company and the Guarantors agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to
Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.     MISCELLANEOUS

         (a) REMEDIES. The Company and the Guarantors acknowledge and agree that any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate. Damages resulting from a Registration Default shall be limited to the liquidated damages provided for in Section 5 of this Agreement.

         (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise materially conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not materially inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer or that are being resold pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer or that are not being resold pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (d) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

              (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

              (ii) if to the Company or the Guarantors:


                   Key Energy Services, Inc.
                   Two Tower Center, 20th Floor
                   East Brunswick, NJ 08816
                   Telecopier No.: (732) 247-5148
                   Attention: General Counsel

                   With a copy to:

                   Porter & Hedges, L.L.P.
                   700 Louisiana Street, 35th Floor
                   Houston, TX 77002
                   Telecopier No.: (713) 226-0227
                   Attention: Samuel N. Allen

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) UNIVERSAL SHELF REGISTRATION STATEMENT. The Initial Purchasers acknowledge that the Company currently has on file with the Commission a shelf registration statement on Form S-4 covering a specific dollar amount of unspecified securities (the "UNIVERSAL SHELF REGISTRATION STATEMENT"). The Initial Purchasers agree that the Company may use the Universal Shelf Registration Statement to satisfy the requirements to file an Exchange Offer Registration Statement within the applicable Filing Deadline and to cause the Registration Statement to be declared effective by the Effectiveness Deadline; PROVIDED that the Universal Shelf Registration Statement cover the type of transactions required to be registered herein in accordance with applicable law and the rules and regulations of the Commission; and PROVIDED, FURTHER, that any such use of the Universal Shelf Registration Statement does not affect the exemption from registration under the Act of the issuance and sale of the Notes to the Initial Purchasers.


                            (SIGNATURE PAGES FOLLOW)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

         KEY ENERGY SERVICES, INC.


         By      /s/ Jack D. Loftis, Jr.
             -----------------------------------------
             Name:  Jack D. Loftis, Jr.
             Title: Senior Vice President, General Counsel and Secretary



          YALE E. KEY, INC., KEY ENERGY DRILLING, INC., WELLTECH EASTERN, INC., ODESSA EXPLORATION INCORPORATED, KALKASKA OILFIELD SERVICES, INC., WELL-CO OIL SERVICE, INC., PATRICK WELL SERVICE, INC., RAM OIL WELL SERVICE, INC., ROWLAND TRUCKING CO., INC., LANDMARK FISHING & RENTAL, INC., DUNBAR WELL SERVICE, INC., FRONTIER WELL SERVICE, INC., KEY ROCKY MOUNTAIN, INC., KEY FOUR CORNERS, INC., JETER SERVICE CO., JETER WELL SERVICE, INC., JETER TRANSPORTATION, INC., INDUSTRIAL OILFIELD SUPPLY, INC., BROOKS WELL SERVICING, INC., UPDIKE BROTHERS, INC., J.W. GIBSON WELL SERVICE COMPANY, KEY ENERGY SERVICES--SOUTH TEXAS, INC., KEY ENERGY SERVICES--CALIFORNIA, INC., WATSON OILFIELD SERVICE & SUPPLY, INC., WELLTECH MID-CONTINENT, INC., DAWSON PRODUCTION MANAGEMENT, INC., DAWSON PRODUCTION TAYLOR, INC., DAWSON PRODUCTION ACQUISITION CORP.,



         By      /s/ Jack D. Loftis, Jr.
              -----------------------------------------
              Name:  Jack D. Loftis, Jr.
              Title: Vice President




           DAWSON PRODUCTION PARTNERS, L.P.
           BY DAWSON PRODUCTION MANAGEMENT INC., ITS SOLE GENERAL PARTNER.


         By      /s/ Jack D. Loftis, Jr.
              -----------------------------------------
              Name:  Jack D. Loftis, Jr.
              Title: Vice President



REGISTRATION RIGHTS AGREEMENT

Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.




         By:  LEHMAN BROTHERS INC.



         By      /s/ Edward B. Conway
             -----------------------------------------
             Name:  Edward B. Conway
             Title: Managing Director




         By:  BEAR, STEARNS & CO. INC.



         By      /s/ Paul Travers
             -----------------------------------------
             Name:  Paul Travers
             Title: Senior Managing Director












REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT A1

                               NOTICE OF FILING OF
                    A/B EXCHANGE OFFER REGISTRATION STATEMENT


To:      Lehman Brothers Inc.
         3 World Financial Center
         200 Vesey Street
         New York, New York 10285
         Attention:  Syndicate Department
         Fax: (212) 526-6588

From:    Key Energy Services, Inc.
         $175,000,000 8 3/8% Senior Notes due 2008

Date: ___, 200_

         For your information only (NO ACTION REQUIRED):

         Today, ______, 200_, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within __ Business Days of the date hereof.













                                    A1-1

                                   EXHIBIT A2

                               NOTICE OF FILING OF
                    A/B EXCHANGE OFFER REGISTRATION STATEMENT


To:      Bear, Stearns & Co. Inc.
         245 Park Avenue
         New York, New York 10167
         Attention:  [Syndicate Department]
         Fax: (212) ___________

From:    Key Energy Services, Inc.
         $175,000,000 8 3/8% Senior Notes due 2008

Date: ___, 200_

         For your information only (NO ACTION REQUIRED):

         Today, ______, 200_, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within __ Business Days of the date hereof.



















                                    A2-1

                                   EXHIBIT B1

                            NOTICE OF ELECTION TO USE
                     UNIVERSAL SHELF REGISTRATION STATEMENT
                        TO EFFECT THE A/B EXCHANGE OFFER


To:      Lehman Brothers Inc.
         3 World Financial Center
         200 Vesey Street
         New York, New York 10285
         Attention: Syndicate Department
         Fax: (212) 526-6588

From:    Key Energy Services, Inc.
         $175,000,000 8 3/8% Senior Notes due 2008

Date: ___, 200_

         For your information only (NO ACTION REQUIRED):

         Today, ______, 200_, we elected pursuant to Section 3(a)(ii) of the Registration Rights Agreement to effect the Exchange Offer by means of the Universal Shelf Registration Statement. Pursuant to the terms of the Registration Rights Agreement, we are obligated to Consummate the Exchange Offer by ______ __, 200_ (the date that is 180 days after the Closing Date).















                                    A3-1

                                   EXHIBIT B2

                            NOTICE OF ELECTION TO USE
                     UNIVERSAL SHELF REGISTRATION STATEMENT
                        TO EFFECT THE A/B EXCHANGE OFFER


To:      Bear, Stearns & Co. Inc.
         245 Park Avenue
         New York, New York 10167
         Attention:  [Syndicate Department]
         Fax: (212) ___________

From:    Key Energy Services, Inc.
         $175,000,000 8 3/8% Senior Notes due 2008

Date: ___, 200_

         For your information only (NO ACTION REQUIRED):

         Today, ______, 200_, we elected pursuant to Section 3(a)(ii) of the Registration Rights Agreement to effect the Exchange Offer by means of the Universal Shelf Registration Statement. Pursuant to the terms of the Registration Rights Agreement, we are obligated to Consummate the Exchange Offer by ______ __, 200_ (the date that is 180 days after the Closing Date).




















                                    A4-1